CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 mark.kochvar@stbank.com stbancorp.com
FOR IMMEDIATE RELEASE

S&T Bancorp, Inc. Announces Third Quarter 2021 Net Income

Indiana, Pa. - October 21, 2021 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank, with operations in five markets including Western Pennsylvania, Eastern Pennsylvania, Northeast Ohio, Central Ohio and Upstate New York, announced net income of $27.6 million, or $0.70 per diluted share, for the third quarter of 2021 compared to net income of $28.4 million, or $0.72 per diluted share, for the second quarter of 2021, and net income of $16.7 million, or $0.43 per diluted share, for the third quarter of 2020.

"We are pleased to announce solid performance for this quarter," said Chris McComish, chief executive officer. "Both earnings and loan growth are a direct reflection of our talented team and the impact we are having in our markets."

Third Quarter of 2021 Highlights:
•Return on average assets (ROA) of 1.15%, return on average equity (ROE) of 9.13%, return on average tangible equity (ROTE) (non-GAAP) of 13.53% and pre-tax pre-provision income to average assets (PTPP) (non-GAAP) of 1.56%.
•Total portfolio loans excluding PPP increased $117.8 million, or 7.0% annualized, compared to June 30, 2021.
•Solid C&I growth excluding PPP loans of $79.5 million, or 21.9% annualized, compared to June 30, 2021 driven by improved utilization and strong new customer activity.
•The allowance for credit losses to total portfolio loans was 1.55% at September 30, 2021 compared to 1.56% at June 30, 2021.
•S&T's Board of Directors approved a $0.01 per share, or 3.6%, increase in the quarterly cash dividend to $0.29 per share compared to $0.28 per share dividend declared in the same period in the prior year.

"It has been an exciting and productive first 60 days for me as the new CEO of S&T," said Chris McComish, "I am impressed with our employee and marketplace engagement, both of which represent the foundation for future growth. My confidence is further reflected in our Board of Directors' recent approval of a 3.6% increase in our quarterly dividend."

Net Interest Income
Net interest income increased $0.4 million to $68.7 million for the third quarter of 2021 compared to $68.3 million for the second quarter of 2021. Net interest income related to PPP loans was relatively unchanged at $4.2 million for the third quarter of 2021 compared to $4.1 million in the second quarter of 2021. Average PPP loans decreased by $192.7 million compared to the second quarter of 2021. Average loans excluding PPP increased $95.3 million compared to the prior quarter. Net interest margin on a fully taxable equivalent basis (NIM) (FTE) (non-GAAP) decreased 2 basis points to 3.14% compared to 3.16% in the prior quarter. The decline in NIM (FTE) (non-GAAP)
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S&T Earnings Release -2

was due to lower loan yields (7 basis points) and a higher average cash balance (4 basis points). Partially offsetting these declines was a higher relative PPP contribution (8 basis points) and lower costing liabilities (1 basis point).

Asset Quality

The provision for credit losses increased $0.8 million to $3.4 million for the third quarter of 2021 compared to $2.6 million in the second quarter of 2021. Net loan charge-offs were $3.6 million for the third quarter of 2021 compared to $7.5 million in the second quarter of 2021. During the third quarter of 2021, two relationships moved from nonperforming loans to OREO totaling $12.2 million. Total nonperforming assets increased $10.9 million to $124.7 million, or 1.78% of total loans plus OREO, at September 30, 2021 compared to $113.8 million, or 1.62% of total loans plus other real estate owned (OREO) at June 30, 2021. The increase in nonperforming assets related to the addition of a $21.7 million commercial and industrial (C&I) loan which required a $9.3 million specific reserve at September 30, 2021. Offsetting this increase in nonperforming assets was $11.8 million of hotel loans that returned to performing status during the third quarter of 2021. Specific reserves on hotels decreased $6.0 million due to updated valuations. The allowance for credit losses was 1.55% of total portfolio loans as of September 30, 2021 compared to 1.56% at June 30, 2021

Noninterest Income and Expense

Noninterest income increased $0.4 million to $15.8 million in the third quarter of 2021 compared to
$15.4 million in the second quarter of 2021. Mortgage banking income increased $0.4 million mainly due to an improved mortgage servicing rights valuation. Noninterest expense increased $1.4 million to $47.2 million for the third quarter of 2021 compared to $45.8 million in the second quarter of 2021. Salaries and employee benefits increased $0.7 million due to higher incentives and new hires.

Financial Condition

Total assets were $9.4 billion at September 30, 2021 compared to $9.5 billion at June 30, 2021. Cash remains elevated at $934.4 million at September 30, 2021 compared to $985.3 million at June 30, 2021. Loan demand improved in the third quarter with portfolio loan growth excluding PPP loans of $117.8 million, or 7.0% annualized, compared to June 30, 2021. Loan growth was in almost all categories with C&I growth of $79.5 million, or 21.9% annualized, residential real estate growth of $28.6 million, or 13.2% annualized, construction growth of $21.2 million, or 17.6% annualized, and installment growth of $9.4 million, or 42.3% annualized. PPP loans were $181.0 million at September 30, 2021 with $155.0 million of forgiveness during the third quarter of 2021. Deposits decreased $70.1 million mainly in certificates of deposits. S&T continues to maintain a strong capital position with all capital ratios above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend

S&T's Board of Directors approved a $0.01 per share, or 3.6%, increase in the quarterly cash dividend to $0.29 per share on October 18, 2021. This dividend compares to $0.28 per share dividend declared in the same period in the prior year. The dividend is payable November 18, 2021 to shareholders of record on November 4, 2021.

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Conference Call

S&T will host its third quarter 2021 earnings conference call live over the Internet at 1:00 p.m. ET on Thursday, October 21, 2021. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “3rd Quarter 2021 Earnings Conference Call” and follow the instructions. After the live presentation, the webcast will be archived on this website for at least 90 days. A replay of the call will also be available until October 28, 2021, by dialing 1.877.481.4010; the Conference ID is 42885.

About S&T Bancorp, Inc. and S&T Bank
S&T Bancorp, Inc. is a $9.4 billion bank holding company that is headquartered in Indiana, Pennsylvania and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank was established in 1902 and operates in five markets including Western Pennsylvania, Eastern Pennsylvania, Northeast Ohio, Central Ohio, and Upstate New York. For more information visit stbancorp.com or stbank.com. Follow us on Facebook, Instagram, and LinkedIn.

This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; our ability to successfully manage our CEO transition; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to
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its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses.

Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2020, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	5

	2021	2021	2020
	Third	Second	Third
(dollars in thousands, except per share data)	Quarter	Quarter	Quarter
INTEREST AND DIVIDEND INCOME
Loans, including fees	$66,914	$66,942	$72,263
Investment Securities:
Taxable	4,176	3,793	3,473
Tax-exempt	595	690	885
Dividends	84	152	227
Total Interest and Dividend Income	71,769	71,577	76,848

INTEREST EXPENSE
Deposits	2,439	2,652	6,626
Borrowings and junior subordinated debt securities	619	621	946
Total Interest Expense	3,058	3,273	7,572

NET INTEREST INCOME	68,711	68,304	69,276
Provision for credit losses	3,388	2,561	17,485
Net Interest Income After Provision for Credit Losses	65,323	65,743	51,791

NONINTEREST INCOME
Net gain on sale of securities	—	29	—
Debit and credit card	4,579	4,744	4,171
Service charges on deposit accounts	3,923	3,642	3,303
Wealth management	3,464	3,167	2,522
Mortgage banking	2,162	1,734	3,964
Commercial loan swap income	184	299	499
Other	1,534	1,809	2,024
Total Noninterest Income	15,846	15,424	16,483

NONINTEREST EXPENSE
Salaries and employee benefits	25,228	24,515	24,571
Data processing and information technology	4,001	3,787	4,218
Occupancy	3,660	3,434	3,441
Furniture, equipment and software	2,745	2,402	2,440
Other taxes	1,830	1,832	1,612
Professional services and legal	1,550	1,637	1,911
Marketing	890	996	1,793
FDIC insurance	1,210	924	1,900
Other	6,127	6,302	6,360
Total Noninterest Expense	47,241	45,829	48,246
Income Before Taxes	33,928	35,338	20,028
Income tax expense	6,330	6,971	3,323
Net Income	$27,598	$28,367	$16,705

Per Share Data
Shares outstanding at end of period	39,367,847	39,345,719	39,251,638
Average shares outstanding - diluted	39,062,080	39,048,971	39,020,811
Diluted earnings per share	$0.70	$0.72	$0.43
Dividends declared per share	$0.28	$0.28	$0.28
Dividend yield (annualized)	3.80%	3.58%	6.33%
Dividends paid to net income	39.83%	38.74%	65.61%
Book value	$30.52	$30.21	$29.10
Tangible book value (1)	$20.89	$20.57	$19.40
Market value	$29.47	$31.30	$17.69
Profitability Ratios (Annualized)
Return on average assets	1.15%	1.21%	0.72%
Return on average shareholders' equity	9.13%	9.65%	5.80%
Return on average tangible shareholders' equity (2)	13.53%	14.41%	8.96%
Pre-tax pre-provision income / average assets(3)	1.56%	1.61%	1.61%
Efficiency ratio (FTE) (4)	55.50%	54.37%	55.75%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	6

	Nine Months Ended September 30,
(dollars in thousands, except per share data)	2021	2020
INTEREST AND DIVIDEND INCOME
Loans, including fees	$204,088	$229,812
Investment Securities:
Taxable	11,532	11,547
Tax-exempt	2,098	2,646
Dividends	409	911
Total Interest and Dividend Income	218,127	244,916

INTEREST EXPENSE
Deposits	8,572	31,191
Borrowings and junior subordinated debt securities	1,882	4,265
Total Interest Expense	10,453	35,456

NET INTEREST INCOME	207,674	209,460
Provision for credit losses	9,087	124,294
Net Interest Income After Provision for Credit Losses	198,587	85,166

NONINTEREST INCOME
Net gain on sale of securities	29	142
Debit and credit card	13,486	11,264
Service charges on deposit accounts	11,039	10,116
Wealth management	9,576	7,471
Mortgage banking	8,206	7,823
Commercial loan swap income	577	3,928
Other	5,595	3,366
Total Noninterest Income	48,507	44,110

NONINTEREST EXPENSE
Salaries and employee benefits	73,070	67,326
Data processing and information technology	12,012	11,671
Occupancy	10,921	10,643
Furniture, equipment and software	7,787	7,965
Other taxes	5,098	4,816
Professional services and legal	4,718	4,890
Marketing	3,208	3,883
FDIC insurance	3,180	3,718
Merger related expenses	—	2,342
Other	18,656	20,861
Total Noninterest Expense	138,650	138,115

Income Before Taxes	108,444	(8,839)
Income tax expense (benefit)	20,578	(5,703)

Net Income (Loss)	$87,866	($3,136)

Per Share Data
Average shares outstanding - diluted	39,044,870	39,101,309
Diluted earnings (loss) per share	$2.24	($0.08)
Dividends declared per share	$0.84	$0.84
Dividends paid to net income	37.50%	NM

Profitability Ratios (annualized)
Return on average assets	1.26%	(0.05%)
Return on average shareholders' equity	9.96%	(0.36%)
Return on average tangible shareholders' equity (5)	14.87%	(0.27%)
Pre-tax pre-provision income / average assets (6)	1.68%	1.68%
Efficiency ratio (FTE) (7)	53.75%	53.06%

NM - Not Meaningful

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	7

	2021	2021	2020
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$934,377	$985,278	$308,489
Securities, at fair value	870,121	840,375	718,169
Loans held for sale	4,303	7,648	16,724
Commercial loans:
Commercial real estate	3,225,863	3,246,533	3,290,138
Commercial and industrial	1,698,784	1,774,358	2,042,467
Commercial construction	499,317	478,153	477,429
Total Commercial Loans	5,423,964	5,499,044	5,810,034
Consumer loans:
Residential mortgage	887,937	859,329	950,887
Home equity	548,396	547,658	537,869
Installment and other consumer	97,606	88,210	80,735
Consumer construction	12,184	13,110	15,343
Total Consumer Loans	1,546,123	1,508,307	1,584,834
Total Portfolio Loans	6,970,087	7,007,351	7,394,868
Allowance for credit losses	(108,348)	(109,636)	(120,998)
Total Portfolio Loans, Net	6,861,739	6,897,715	7,273,870
Federal Home Loan Bank and other restricted stock, at cost	9,893	10,106	15,777
Goodwill	373,424	373,424	373,417
Other assets	382,197	381,286	484,126
Total Assets	$9,436,054	$9,495,832	$9,190,572

LIABILITIES
Deposits:
Noninterest-bearing demand	$2,652,314	$2,668,833	$2,232,706
Interest-bearing demand	971,321	979,300	982,956
Money market	2,045,320	2,047,254	2,033,585
Savings	1,074,896	1,050,256	938,475
Certificates of deposit	1,201,268	1,269,621	1,446,096
Total Deposits	7,945,119	8,015,264	7,633,818

Borrowings:
Securities sold under repurchase agreements	72,586	68,587	42,706
Short-term borrowings	—	—	83,000
Long-term borrowings	22,693	22,969	49,076
Junior subordinated debt securities	64,128	64,113	64,068
Total Borrowings	159,407	155,669	238,850
Other liabilities	129,847	136,166	175,789
Total Liabilities	8,234,373	8,307,099	8,048,457

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	1,201,681	1,188,733	1,142,115
Total Liabilities and Shareholders' Equity	$9,436,054	$9,495,832	$9,190,572

Capitalization Ratios
Shareholders' equity / assets	12.73%	12.52%	12.43%
Tangible common equity / tangible assets (8)	9.08%	8.88%	8.64%
Tier 1 leverage ratio	9.65%	9.52%	9.11%
Common equity tier 1 capital	12.07%	11.98%	11.05%
Risk-based capital - tier 1	12.48%	12.40%	11.46%
Risk-based capital - total	14.06%	14.00%	13.18%
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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	8

	2021		2021		2020
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Interest-bearing deposits with banks	$914,370	0.16%	$785,465	0.09%	$213,051	0.11%
Securities, at fair value	836,019	2.19%	826,861	2.19%	759,094	2.41%
Loans held for sale	3,656	3.35%	4,353	3.01%	4,432	3.09%
Commercial real estate	3,239,867	3.68%	3,251,894	3.69%	3,322,656	4.02%
Commercial and industrial	1,744,684	4.17%	1,890,538	3.90%	2,107,750	3.45%
Commercial construction	490,940	3.20%	462,928	3.34%	469,214	3.43%
Total Commercial Loans	5,475,491	3.80%	5,605,359	3.73%	5,899,620	3.77%
Residential mortgage	875,684	4.00%	863,254	4.17%	954,861	4.33%
Home equity	547,984	3.34%	535,933	3.50%	536,735	3.73%
Installment and other consumer	92,615	5.85%	84,259	6.05%	79,649	6.47%
Consumer construction	13,626	3.66%	13,264	6.39%	14,475	4.32%
Total Consumer Loans	1,529,909	3.87%	1,496,710	4.06%	1,585,720	4.24%
Total Portfolio Loans	7,005,400	3.81%	7,102,069	3.80%	7,485,340	3.87%
Total Loans	7,009,056	3.81%	7,106,422	3.80%	7,489,772	3.87%
Federal Home Loan Bank and other restricted stock	9,981	2.62%	10,529	4.51%	15,157	5.11%
Total Interest-earning Assets	8,769,425	3.28%	8,729,277	3.31%	8,477,074	3.65%
Noninterest-earning assets	724,759		704,635		815,930
Total Assets	$9,494,184		$9,433,911		$9,293,004

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$962,139	0.08%	$998,134	0.09%	$967,735	0.18%
Money market	2,062,958	0.18%	2,037,976	0.18%	2,074,862	0.33%
Savings	1,059,904	0.03%	1,044,899	0.03%	923,208	0.07%
Certificates of deposit	1,240,345	0.41%	1,291,194	0.45%	1,486,016	1.16%
Total Interest-bearing Deposits	5,325,346	0.18%	5,372,203	0.20%	5,451,821	0.48%
Securities sold under repurchase agreements	71,054	0.10%	67,838	0.10%	64,000	0.25%
Short-term borrowings	—	—%	—	—%	84,310	0.38%
Long-term borrowings	22,841	1.99%	23,113	2.01%	49,269	2.52%
Junior subordinated debt securities	64,118	3.01%	64,103	3.06%	64,057	3.19%
Total Borrowings	158,012	1.56%	155,054	1.61%	261,636	1.44%
Total Interest-bearing Liabilities	5,483,358	0.22%	5,527,256	0.24%	5,713,457	0.53%
Noninterest-bearing liabilities	2,812,185		2,727,653		2,433,665
Shareholders' equity	1,198,641		1,179,002		1,145,882
Total Liabilities and Shareholders' Equity	$9,494,184		$9,433,911		$9,293,004

Net Interest Margin (9)		3.14%		3.16%		3.29%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	9

	Nine Months Ended September 30,
(dollars in thousands)	2021		2020
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Interest-bearing deposits with banks	$669,593	0.12%	$158,771	0.38%
Securities, at fair value	815,197	2.24%	776,995	2.50%
Loans held for sale	4,780	3.02%	5,407	3.17%
Commercial real estate	3,248,417	3.71%	3,373,466	4.33%
Commercial and industrial	1,863,447	4.13%	2,020,179	3.82%
Commercial construction	479,733	3.30%	428,977	3.91%
Total Commercial Loans	5,591,597	3.81%	5,822,622	4.12%
Residential mortgage	878,709	4.13%	974,144	4.24%
Home equity	538,931	3.49%	540,220	4.09%
Installment and other consumer	85,640	6.06%	79,757	6.60%
Consumer construction	14,257	4.92%	12,587	4.49%
Total Consumer Loans	1,517,538	4.02%	1,606,708	4.31%
Total Portfolio Loans	7,109,135	3.86%	7,429,330	4.16%
Total Loans	7,113,915	3.86%	7,434,737	4.16%
Federal Home Loan Bank and other restricted stock	10,579	4.07%	19,473	5.38%
Total Interest-earning Assets	8,609,284	3.41%	8,389,976	3.94%
Noninterest-earning assets	728,314		772,404
Total Assets	$9,337,598		$9,162,380

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$952,297	0.09%	$981,174	0.33%
Money market	2,023,583	0.18%	2,048,466	0.69%
Savings	1,033,581	0.04%	880,673	0.12%
Certificates of deposit	1,291,666	0.51%	1,549,177	1.50%
Total Interest-bearing deposits	5,301,126	0.22%	5,459,490	0.76%
Securities sold under repurchase agreements	67,872	0.12%	60,045	0.30%
Short-term borrowings	8,425	0.19%	182,623	1.02%
Long-term borrowings	23,139	2.00%	50,292	2.52%
Junior subordinated debt securities	64,103	3.05%	64,099	3.72%
Total Borrowings	163,539	1.54%	357,059	1.60%
Total Interest-bearing Liabilities	5,464,665	0.26%	5,816,549	0.81%
Noninterest-bearing liabilities	2,693,530		2,170,447
Shareholders' equity	1,179,403		1,175,384
Total Liabilities and Shareholders' Equity	$9,337,598		$9,162,380

Net Interest Margin (10)		3.25%		3.37%
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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	10

	2021		2021		2020
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
Commercial loans:		% NPL		% NPL		% NPL
Commercial real estate	$56,400	1.71%	$82,050	2.53%	$52,805	1.60%
Commercial and industrial	38,581	2.27%	16,997	0.96%	12,498	0.61%
Commercial construction	4,053	0.75%	384	0.08%	1,504	0.31%
Total Nonperforming Commercial Loans (1)	99,034	1.83%	99,431	1.81%	66,807	1.15%
Consumer loans:
Residential mortgage	9,172	1.03%	9,917	1.15%	13,018	1.37%
Home equity	2,917	0.53%	3,150	0.58%	4,106	0.76%
Installment and other consumer	189	0.19%	121	0.14%	141	0.17%
Total Nonperforming Consumer Loans	12,278	0.79%	13,188	0.87%	17,265	1.08%
Total Nonperforming Loans (1)	$111,312	1.60%	$112,619	1.61%	$84,072	1.13%
(1) Included in nonperforming commercial loans is $1.7 million of loans held for sale.

	2021	2021	2020
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
Loan Charge-offs (Recoveries)
Charge-offs	$4,206	$8,737	$13,667
Recoveries	(616)	(1,264)	(754)
Net Loan Charge-offs (Recoveries)	$3,590	$7,473	$12,913

Net Loan Charge-offs (Recoveries)
Commercial loans:
Commercial real estate	3,651	6,595	10,963
Commercial and industrial	(277)	795	1,267
Commercial construction	54	(2)	(1)
Total Commercial Loan Charge-offs (Recoveries)	3,428	7,388	12,229
Consumer loans:
Residential mortgage	2	(57)	274
Home equity	37	10	204
Installment and other consumer	123	132	206
Total Consumer Loan Charge-offs (Recoveries)	162	85	684
Total Net Loan Charge-offs (Recoveries)	$3,590	$7,473	$12,913

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	11

	Nine Months Ended September 30,
(dollars in thousands)	2021	2020
Loan Charge-offs (Recoveries)
Charge-offs	$19,476	$93,415
Recoveries	(2,601)	(1,273)
Net Loan Charge-offs (Recoveries)	$16,875	$92,142

Net Loan Charge-offs (Recoveries)
Commercial loans:
Customer fraud	$—	$58,671
Commercial real estate	10,944	16,979
Commercial and industrial	5,431	14,592
Commercial construction	51	(22)
Total Commercial Loan Charge-offs/(Recoveries)	16,426	90,220
Consumer loans:
Residential mortgage	17	367
Home equity	279	301
Installment and other consumer	153	1,254
Total Consumer Loan Charge-offs (Recoveries)	449	1,922
Total Net Loan Charge-offs (Recoveries)	$16,875	$92,142

	2021	2021	2020
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
Asset Quality Data
Nonperforming loans	$111,312	112,619	$84,072
OREO	13,370	1,145	2,317
Total Nonperforming assets	124,682	113,764	86,389
Troubled debt restructurings (nonaccruing)	14,033	20,650	18,648
Troubled debt restructurings (accruing)	13,782	14,321	18,478
Total troubled debt restructurings	27,815	34,971	37,126
Nonperforming loans / total loans	1.60%	1.61%	1.13%
Nonperforming assets / total loans plus OREO	1.78%	1.62%	1.17%
Allowance for credit losses / total portfolio loans	1.55%	1.56%	1.64%
Allowance for credit losses / total portfolio loans excluding PPP	1.60%	1.64%	1.77%
Allowance for credit losses / nonperforming loans	97%	97.00%	144%
Net loan charge-offs (recoveries)	$3,590	$7,473	$12,913
Net loan charge-offs (recoveries)(annualized) / average loans	0.21%	0.43%	0.69%

	Nine Months Ended September 30,
(dollars in thousands)	2021	2020
Asset Quality Data
Net loan charge-offs (recoveries)	$16,875	$92,142
Net loan charge-offs (recoveries)(annualized) / average loans	0.32%	1.66%
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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	12
Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2021	2021	2020
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter

(1) Tangible Book Value (non-GAAP)
Total shareholders' equity	$1,201,681	$1,188,733	$1,142,115
Less: goodwill and other intangible assets, net of deferred tax liability	(379,218)	(379,563)	(380,735)
Tangible common equity (non-GAAP)	$822,462	$809,170	$761,380
Common shares outstanding	39,368	39,346	39,252
Tangible book value (non-GAAP)	$20.89	$20.57	$19.40

(2) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$109,492	$113,778	$66,455
Plus: amortization of intangibles (annualized), net of tax	1,369	1,395	2,069
Net income before amortization of intangibles (annualized)	$110,861	$115,173	$68,524

Average total shareholders' equity	$1,198,641	$1,179,002	$1,145,882
Less: average goodwill and other intangible assets, net of deferred tax liability	(379,443)	(379,784)	(380,781)
Average tangible equity (non-GAAP)	$819,197	$799,218	$765,101
Return on average tangible shareholders' equity (non-GAAP)	13.53%	14.41%	8.96%

(3) PTPP / Average Assets (non-GAAP)
Income before taxes	$33,928	$35,338	$20,028
Plus: Provision for credit losses	3,388	2,561	17,485
Total	37,317	37,899	37,513
Total (annualized) (non-GAAP)	$148,051	$152,012	$149,237
Average assets	$9,494,184	$9,433,911	$9,293,004
PTPP / Average Assets (non-GAAP)	1.56%	1.61%	1.61%

(4) Efficiency Ratio (non-GAAP)
Noninterest expense	$47,241	$45,829	$48,246
Net interest income per consolidated statements of net income	$68,712	$68,304	$69,276
Plus: taxable equivalent adjustment	557	585	780
Net interest income (FTE) (non-GAAP)	69,269	68,889	70,056
Noninterest income	15,846	15,424	16,483
Less: net (gains) losses on sale of securities	—	(29)	—
Net interest income (FTE) (non-GAAP) plus noninterest income	$85,115	$84,284	$86,539
Efficiency ratio (non-GAAP)	55.50%	54.37%	55.75%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	13

	Nine Months Ended September 30,
(dollars in thousands)	2021	2020

(5) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (loss) (annualized)	$117,477	($4,189)
Plus: amortization of intangibles (annualized), net of tax	1,409	2,050
Net income before amortization of intangibles (annualized)	$118,886	($2,140)

Average total shareholders' equity	$1,179,403	$1,175,384
Less: average goodwill and other intangible assets, net of deferred tax liability	(379,788)	(380,884)
Average tangible equity (non-GAAP)	$799,614	$794,500
Return on average tangible shareholders' equity (non-GAAP)	14.87%	(0.27%)

(6) PTPP / Average Assets (non-GAAP)
Income (loss) before taxes	$108,444	($8,839)
Plus: Provision for credit losses	9,087	124,294
Total	117,531	115,455
Total (annualized) (non-GAAP)	$157,139	$154,221
Average assets	$9,337,598	$9,162,380
PTPP / Average Assets (non-GAAP)	1.68%	1.68%

(7) Efficiency Ratio (non-GAAP)
Noninterest expense	$138,650	$138,115
Less: merger related expenses	—	(2,342)
Noninterest expense excluding nonrecurring items	$138,650	$135,773

Net interest income per consolidated statements of net income	$207,674	$209,460
Plus: taxable equivalent adjustment	1,806	2,477
Net interest income (FTE) (non-GAAP)	209,480	211,937
Noninterest income	48,507	44,110
Less: net (gains) losses on sale of securities	(29)	(142)
Net interest income (FTE) (non-GAAP) plus noninterest income	$257,958	$255,905
Efficiency ratio (non-GAAP)	53.75%	53.06%

(10) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income and dividend income	$218,127	$244,916
Less: interest expense	(10,453)	35,456
Net interest income per consolidated statements of net income	207,674	209,460
Plus: taxable equivalent adjustment	1,806	2,477
Net interest income (FTE) (non-GAAP)	$209,480	$211,937
Net interest income (FTE) (annualized)	$280,074	$283,098
Average interest-earning assets	$8,609,284	$8,389,976
Net interest margin - (FTE) (non-GAAP)	3.25%	3.37%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release -	14
Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2021	2021	2020
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter

(8) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders' equity	$1,201,681	$1,188,733	$1,142,115
Less: goodwill and other intangible assets, net of deferred tax liability	(379,218)	(379,563)	(380,735)
Tangible common equity (non-GAAP)	$822,462	$809,170	$761,380

Total assets	$9,436,054	$9,495,832	$9,190,572
Less: goodwill and other intangible assets, net of deferred tax liability	(379,218)	(379,563)	(380,735)
Tangible assets (non-GAAP)	$9,056,836	$9,116,269	$8,809,837
Tangible common equity to tangible assets (non-GAAP)	9.08%	8.88%	8.64%

(9) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income and dividend income	$71,769	$71,577	$76,848
Less: interest expense	(3,058)	(3,273)	(7,572)
Net interest income per consolidated statements of net income	68,711	68,304	69,276
Plus: taxable equivalent adjustment	557	585	780
Net interest income (FTE) (non-GAAP)	$69,268	$68,889	$70,056
Net interest income (FTE) (annualized)	$274,812	$276,313	$278,701
Average interest- earning assets	$8,769,425	$8,729,277	$8,477,074
Net interest margin (FTE) (non-GAAP)	3.14%	3.16%	3.29%

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